JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited)

Investments		Principal Amount ($000)	Value ($000)

CORPORATE BONDS — 93.1%
Aerospace & Defense — 2.7%
BAE Systems plc (United Kingdom) 3.40%, 4/15/2030(a)		1,395	1,495
Boeing Co. (The)
2.20%, 2/4/2026		1,840	1,848
5.04%, 5/1/2027		1,759	2,027
3.60%, 5/1/2034		383	395
3.25%, 2/1/2035		1,015	1,003
5.71%, 5/1/2040		220	274
3.38%, 6/15/2046		260	239
3.83%, 3/1/2059		375	362
3.95%, 8/1/2059		255	252
L3Harris Technologies, Inc. 4.40%, 6/15/2028		250	286
Leidos, Inc.
4.38%, 5/15/2030(a)		391	439
2.30%, 2/15/2031(a)		800	765
Lockheed Martin Corp. 2.80%, 6/15/2050		305	293
Northrop Grumman Corp. 3.25%, 1/15/2028		1,317	1,426
Raytheon Technologies Corp.
4.13%, 11/16/2028		2,800	3,191
3.75%, 11/1/2046		725	783
Spirit AeroSystems, Inc. 7.50%, 4/15/2025(a)		85	91

			15,169

Air Freight & Logistics — 0.1%
FedEx Corp. 3.25%, 5/15/2041		510	506

Automobiles — 0.7%
General Motors Co.
4.88%, 10/2/2023		1,215	1,328
6.13%, 10/1/2025		56	67
5.00%, 4/1/2035		170	202
5.15%, 4/1/2038		285	335
Hyundai Capital America
1.30%, 1/8/2026(a)		470	466
2.38%, 10/15/2027(a)		660	672
Nissan Motor Co. Ltd. (Japan) 4.35%, 9/17/2027(a)		900	984

			4,054

Banks — 17.7%
Australia & New Zealand Banking Group Ltd. (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.29%), 2.95%, 7/22/2030(a)(b)		386	402
Banco Santander SA (Spain)
4.25%, 4/11/2027		1,400	1,578
3.31%, 6/27/2029		1,800	1,929
Bank of America Corp.
Series U, (ICE LIBOR USD 3 Month + 3.14%), 5.20%, 6/1/2023(b)(c)(d)		1,079	1,123
Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024(b)(c)(d)		141	157
Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024(b)(c)(d)		209	237
Series L, 3.95%, 4/21/2025		2,440	2,693
(SOFR + 0.96%), 1.73%, 7/22/2027(b)		1,745	1,767
Series L, 4.18%, 11/25/2027		810	911
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028(b)		2,060	2,298
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028(b)		1,290	1,430
(ICE LIBOR USD 3 Month + 1.21%), 3.97%, 2/7/2030(b)		910	1,021
(ICE LIBOR USD 3 Month + 1.19%), 2.88%, 10/22/2030(b)		465	484
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032(b)		1,190	1,201
(SOFR + 1.32%), 2.69%, 4/22/2032(b)		2,995	3,036
(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038(b)		25	29
(SOFR + 1.93%), 2.68%, 6/19/2041(b)		1,995	1,885
Barclays plc (United Kingdom) 4.84%, 5/9/2028		456	512
BNP Paribas SA (France) (SOFR + 2.07%), 2.22%, 6/9/2026(a)(b)		2,280	2,358
CaixaBank SA (Spain) (EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024(b)(c)(d)(e)	EUR	600	822
Citigroup, Inc.
Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024(b)(c)(d)		857	921
Series V, (SOFR + 3.23%), 4.70%, 1/30/2025(b)(c)(d)		575	591

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount ($000)	Value ($000)
(SOFR + 0.67%), 0.98%, 5/1/2025(b)		900	906
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025(b)(c)(d)		759	774
4.30%, 11/20/2026		579	656
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028(b)		6,505	7,259
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028(b)		545	602
(SOFR + 1.42%), 2.98%, 11/5/2030(b)		1,355	1,418
(SOFR + 3.91%), 4.41%, 3/31/2031(b)		810	931
(SOFR + 1.17%), 2.56%, 5/1/2032(b)		940	942
5.30%, 5/6/2044		50	65
Citizens Financial Group, Inc. Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024(b)(c)(d)		630	674
Cooperatieve Rabobank UA (Netherlands) 3.75%, 7/21/2026		990	1,090
Credit Agricole SA (France)
(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025(a)(b)(c)(d)		400	485
(SOFR + 1.68%), 1.91%, 6/16/2026(a)(b)		265	271
Danske Bank A/S (Denmark)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.73%), 5.00%, 1/12/2023(a)(b)		865	887
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 1.62%, 9/11/2026(a)(b)		1,755	1,756
HSBC Holdings plc (United Kingdom)
(SOFR + 1.54%), 1.64%, 4/18/2026(b)		240	244
(SOFR + 1.93%), 2.10%, 6/4/2026(b)		1,990	2,047
(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026(b)		1,860	2,078
(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028(b)		1,330	1,479
4.95%, 3/31/2030		995	1,179
(SOFR + 2.39%), 2.85%, 6/4/2031(b)		2,509	2,560
(SOFR + 1.19%), 2.80%, 5/24/2032(b)		400	404
Intesa Sanpaolo SpA (Italy)
3.93%, 9/15/2026(e)	EUR	1,400	1,909
(EUR Swap Annual 5 Year + 7.19%), 7.75%, 1/11/2027(b)(c)(d)(e)	EUR	600	883
4.95%, 6/1/2042(a)		630	636
Lloyds Banking Group plc (United Kingdom) (EURIBOR ICE Swap Rate 5 Year + 5.29%), 4.95%, 6/27/2025(b)(c)(d)(e)	EUR	200	267
Mizuho Financial Group, Inc. (Japan) (ICE LIBOR USD 3 Month + 0.83%), 2.23%, 5/25/2026(b)		740	767
Natwest Group plc (United Kingdom)
6.13%, 12/15/2022		1,065	1,151
6.00%, 12/19/2023		1,590	1,791
5.13%, 5/28/2024		1,330	1,488
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025(b)(c)(d)		638	708
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.99%), 5.13%, 5/12/2027(b)(c)(d)	GBP	753	1,138
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 5/22/2028(b)		885	933
Nordea Bank Abp (Finland) (USD Swap Semi 5 Year + 1.69%), 4.62%, 9/13/2033(a)(b)		1,710	1,903
Santander UK Group Holdings plc (United Kingdom) (SOFR + 1.48%), 2.90%, 3/15/2032(b)		716	728
Societe Generale SA (France) 4.25%, 4/14/2025(a)		1,820	1,986

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount ($000)	Value ($000)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.93%), 4.75%, 5/26/2026(a)(b)(c)(d)		320	328
4.25%, 8/19/2026(a)		850	937
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030(a)(b)(c)(d)		855	892
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.65%, 7/8/2035(a)(b)		465	477
Standard Chartered plc (United Kingdom)
(ICE LIBOR USD 3 Month + 1.56%), 3.79%, 5/21/2025(a)(b)		810	875
(ICE LIBOR USD 3 Month + 1.21%), 2.82%, 1/30/2026(a)(b)		3,725	3,921
SVB Financial Group Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.00%, 5/15/2026(b)(c)(d)		690	701
Truist Financial Corp.
Series P, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.61%), 4.95%, 9/1/2025(b)(c)(d)		377	410
Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030(b)(c)(d)		737	824
UniCredit SpA (Italy)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027(a)(b)		580	580
(EURIBOR ICE Swap Rate 5 Year + 4.08%), 3.87%, 6/3/2027(b)(c)(d)(e)	EUR	1,450	1,655
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.13%, 6/3/2032(a)(b)		360	359
(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032(a)(b)		1,080	1,202
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.75%), 5.46%, 6/30/2035(a)(b)		570	616
Wells Fargo & Co.
Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024(b)(c)(d)		965	1,036
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026(b)(c)(d)		1,552	1,591
4.10%, 6/3/2026		1,160	1,306
(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027(b)		1,125	1,223
4.30%, 7/22/2027		964	1,102
(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028(b)		2,650	2,928
(SOFR + 2.10%), 2.39%, 6/2/2028(b)		2,340	2,432
(SOFR + 2.53%), 3.07%, 4/30/2041(b)		1,065	1,062
4.40%, 6/14/2046		175	203
Westpac Banking Corp. (Australia) 2.15%, 6/3/2031		705	703

			99,743

Beverages — 2.7%
Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036		930	1,108
Anheuser-Busch InBev Finance, Inc. (Belgium)
4.70%, 2/1/2036		1,493	1,777
4.00%, 1/17/2043		480	513
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.00%, 4/13/2028		965	1,095
4.38%, 4/15/2038		740	846
4.35%, 6/1/2040		1,060	1,210
4.60%, 4/15/2048		1,100	1,274
4.50%, 6/1/2050		620	711
Coca-Cola Co. (The)
2.25%, 1/5/2032		620	622
2.50%, 6/1/2040		1,330	1,259
3.00%, 3/5/2051		280	276
Constellation Brands, Inc. 3.15%, 8/1/2029		860	911

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	1,010	1,018
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	339	361
PepsiCo, Inc.
3.50%, 3/19/2040	410	456
3.60%, 8/13/2042	50	55
Pernod Ricard International Finance LLC 1.63%, 4/1/2031(a)	1,570	1,458

		14,950

Biotechnology — 2.2%
AbbVie, Inc.
3.20%, 11/21/2029	1,406	1,509
4.05%, 11/21/2039	665	744
4.40%, 11/6/2042	1,175	1,362
4.25%, 11/21/2049	1,235	1,422
Amgen, Inc. 3.15%, 2/21/2040	1,230	1,245
Biogen, Inc. 2.25%, 5/1/2030	2,340	2,308
Gilead Sciences, Inc.
4.00%, 9/1/2036	560	634
2.60%, 10/1/2040	580	542
2.80%, 10/1/2050	1,650	1,493
Regeneron Pharmaceuticals, Inc.
1.75%, 9/15/2030	380	356
2.80%, 9/15/2050	1,053	919

		12,534

Building Products—0.1%
Standard Industries, Inc. 5.00%, 2/15/2027(a)	400	414

Capital Markets—6.9%
Charles Schwab Corp. (The)
Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026(b)(c)(d)	1,230	1,279
Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030(b)(c)(d)	1,150	1,156
Credit Suisse Group AG (Switzerland)
(USD Swap Semi 5 Year + 5.11%), 7.13%, 7/29/2022(b)(c)(d)(e)	910	952
(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024(a)(b)(c)(d)	240	261
(SOFR + 1.56%), 2.59%, 9/11/2025(a)(b)	3,331	3,482
(SOFR + 2.04%), 2.19%, 6/5/2026(a)(b)	1,240	1,272
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.89%), 5.25%, 2/11/2027(a)(b)(c)(d)	1,840	1,921
4.28%, 1/9/2028(a)	740	823
(SOFR + 3.73%), 4.19%, 4/1/2031(a)(b)	315	350
(SOFR + 1.73%), 3.09%, 5/14/2032(a)(b)	720	731
Deutsche Bank AG (Germany)
(SOFR + 2.16%), 2.22%, 9/18/2024(b)	1,360	1,399
(SOFR + 1.72%), 3.04%, 5/28/2032(b)	1,145	1,139
Goldman Sachs Group, Inc. (The)
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026(b)(c)(d)	933	934
(SOFR + 0.80%), 1.43%, 3/9/2027(b)	480	480
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028(b)	4,930	5,452
(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029(b)	3,205	3,552
(SOFR + 1.28%), 2.62%, 4/22/2032(b)	620	625
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038(b)	1,070	1,209
(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039(b)	660	780
Macquarie Bank Ltd. (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.05%, 3/3/2036(a)(b)	410	398
Macquarie Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028(a)(b)	55	60

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount ($000)	Value ($000)
Mellon Capital IV
Series 1, (ICE LIBOR USD 3 Month + 0.57%), 4.00%, 6/28/2021(b)(c)(d)		285	284
Moody’s Corp. 2.55%, 8/18/2060		515	426
Morgan Stanley
(SOFR + 0.88%), 1.59%, 5/4/2027(b)		1,500	1,514
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028(b)		2,527	2,795
(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030(b)		1,330	1,544
(SOFR + 1.43%), 2.80%, 1/25/2052(b)		855	800
S&P Global, Inc. 2.30%, 8/15/2060		196	159
State Street Corp. Series F, (ICE LIBOR USD 3 Month + 3.60%), 3.78%, 9/15/2021(b)(c)(d)		281	281
UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 1.36%, 1/30/2027(a)(b)		2,850	2,841

			38,899

Chemicals — 1.1%
Air Products and Chemicals, Inc. 2.70%, 5/15/2040		815	797
CF Industries, Inc.
3.45%, 6/1/2023		1,000	1,040
5.15%, 3/15/2034		503	593
4.95%, 6/1/2043		302	342
5.38%, 3/15/2044		420	490
Chemours Co. (The) 7.00%, 5/15/2025		75	77
Dow Chemical Co. (The)
4.55%, 11/30/2025		530	605
2.10%, 11/15/2030		710	692
Huntsman International LLC 2.95%, 6/15/2031		415	417
LYB International Finance III LLC 3.63%, 4/1/2051		675	676
Mosaic Co. (The) 4.05%, 11/15/2027		151	168
Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029		550	573

			6,470

Construction & Engineering — 0.6%
Heathrow Funding Ltd. (United Kingdom) 6.45%, 12/10/2031(e)	GBP	1,510	2,918
Manchester Airport Group Funding plc (United Kingdom) 2.88%, 9/30/2044(e)	GBP	400	559

			3,477

Consumer Finance — 2.2%
AerCap Ireland Capital DAC (Ireland) 1.75%, 1/30/2026		520	512
Avolon Holdings Funding Ltd. (Ireland)
5.25%, 5/15/2024(a)		420	461
2.88%, 2/15/2025(a)		676	695
2.13%, 2/21/2026(a)		300	297
4.25%, 4/15/2026(a)		550	592
4.38%, 5/1/2026(a)		130	140
Ford Motor Credit Co. LLC
3.38%, 11/13/2025		1,342	1,374
4.39%, 1/8/2026		735	783
General Motors Financial Co., Inc.
4.15%, 6/19/2023		530	566
1.70%, 8/18/2023		1,120	1,146
3.95%, 4/13/2024		167	181
2.75%, 6/20/2025		1,136	1,201
5.25%, 3/1/2026		445	516
3.85%, 1/5/2028		35	38
OneMain Finance Corp. 7.13%, 3/15/2026		250	291
Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024(a)		113	124
Volkswagen International Finance NV (Germany)
(EUR Swap Annual 12 Year + 2.97%), 4.62%, 3/24/2026(b)(c)(d)(e)	EUR	1,850	2,552
(EUR Swap Annual 10 Year + 3.98%), 4.62%, 6/27/2028(b)(c)(d)(e)	EUR	600	844

			12,313

Containers & Packaging — 0.0%(f)
LABL Escrow Issuer LLC 6.75%, 7/15/2026(a)		160	170

Diversified Consumer Services — 0.3%
Pepperdine University Series 2020, 3.30%, 12/1/2059		50	49
Service Corp. International 3.38%, 8/15/2030		280	272
Trustees of Boston University Series Ee, 3.17%, 10/1/2050		900	897
University of Chicago (The) Series 20B, 2.76%, 4/1/2045		200	199

			1,417

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Diversified Financial Services — 1.8%
Equitable Holdings, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.74%), 4.95%, 9/15/2025(b)(c)(d)	127	137
GE Capital Funding LLC 4.40%, 5/15/2030	3,620	4,162
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	2,135	2,482
NTT Finance Corp. (Japan) 1.16%, 4/3/2026(a)	1,400	1,396
Shell International Finance BV (Netherlands) 2.75%, 4/6/2030	1,605	1,685

		9,862

Diversified Telecommunication Services — 3.6%
AT&T, Inc.
2.25%, 2/1/2032	1,020	981
2.55%, 12/1/2033(a)	958	925
3.50%, 6/1/2041	2,375	2,382
3.10%, 2/1/2043	345	327
3.30%, 2/1/2052	55	51
3.50%, 9/15/2053(a)	643	610
3.55%, 9/15/2055(a)	2,430	2,298
Bell Canada (Canada) 4.30%, 7/29/2049	140	162
CCO Holdings LLC
5.50%, 5/1/2026(a)	900	931
4.50%, 8/15/2030(a)	125	127
Sprint Capital Corp. 8.75%, 3/15/2032	45	67
Telecom Italia Capital SA (Italy) 6.00%, 9/30/2034	300	332
Telefonica Emisiones SA (Spain) 4.67%, 3/6/2038	1,629	1,876
Verizon Communications, Inc.
2.10%, 3/22/2028	470	476
4.33%, 9/21/2028	475	546
1.75%, 1/20/2031	285	268
2.55%, 3/21/2031	665	669
4.27%, 1/15/2036	2,150	2,481
2.65%, 11/20/2040	1,545	1,423
3.40%, 3/22/2041	1,070	1,088
3.85%, 11/1/2042	15	16
4.13%, 8/15/2046	125	141
2.88%, 11/20/2050	415	374
3.55%, 3/22/2051	605	614
2.99%, 10/30/2056	1,060	944

		20,109

Electric Utilities — 7.1%
Alliant Energy Finance LLC 4.25%, 6/15/2028(a)	356	403
Appalachian Power Co.
Series AA, 2.70%, 4/1/2031	586	598
6.38%, 4/1/2036	35	47
Baltimore Gas and Electric Co.
3.20%, 9/15/2049	295	299
2.90%, 6/15/2050	580	552
Commonwealth Edison Co. 3.70%, 3/1/2045	790	871
Duke Energy Carolinas LLC
2.55%, 4/15/2031	550	565
4.25%, 12/15/2041	660	775
4.00%, 9/30/2042	630	714
3.20%, 8/15/2049	80	81
Duke Energy Florida LLC 3.80%, 7/15/2028	300	335
Duke Energy Indiana LLC 3.75%, 5/15/2046	433	470
Duke Energy Ohio, Inc. 4.30%, 2/1/2049	80	95
Duke Energy Progress LLC
3.70%, 9/1/2028	690	771
3.70%, 10/15/2046	45	49
2.50%, 8/15/2050	405	355
Duquesne Light Holdings, Inc. 3.62%, 8/1/2027(a)	353	385
Edison International
2.40%, 9/15/2022	1,510	1,542
3.55%, 11/15/2024	157	169
4.95%, 4/15/2025	1,400	1,558
Emera US Finance LP (Canada)
2.64%, 6/15/2031(a)	500	497
4.75%, 6/15/2046	525	601
Emera, Inc. (Canada) Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076(b)	818	941
Enel Finance International NV (Italy) 3.63%, 5/25/2027(a)	1,201	1,320
Entergy Arkansas LLC
4.00%, 6/1/2028	70	79
4.95%, 12/15/2044	242	266
Entergy Corp.
1.90%, 6/15/2028	630	623
2.40%, 6/15/2031	880	865
Entergy Louisiana LLC
2.35%, 6/15/2032	815	813
4.95%, 1/15/2045	1,569	1,725

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount ($000)	Value ($000)
Entergy Mississippi LLC 3.50%, 6/1/2051		140	146
Entergy Texas, Inc.
3.45%, 12/1/2027		112	121
4.00%, 3/30/2029		85	95
Evergy, Inc. 2.90%, 9/15/2029		876	905
Florida Power & Light Co. 4.05%, 6/1/2042		70	82
Fortis, Inc. (Canada) 3.06%, 10/4/2026		631	680
Iberdrola International BV (Spain) Series NC5, (EUR Swap Annual 5 Year + 2.32%), 1.87%, 1/28/2026(b)(c)(d)(e)	EUR	500	623
ITC Holdings Corp. 2.95%, 5/14/2030(a)		1,330	1,383
Louisville Gas and Electric Co. 4.65%, 11/15/2043		65	78
Metropolitan Edison Co. 4.00%, 4/15/2025(a)		73	77
Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028(a)		110	122
Mississippi Power Co. 3.95%, 3/30/2028		560	624
NextEra Energy Capital Holdings, Inc.
3.50%, 4/1/2029		30	33
2.25%, 6/1/2030		491	489
(ICE LIBOR USD 3 Month + 2.13%), 2.31%, 6/15/2067(b)		765	705
NRG Energy, Inc.
7.25%, 5/15/2026		61	63
5.75%, 1/15/2028		225	239
Ohio Power Co. 4.00%, 6/1/2049		30	34
Pacific Gas and Electric Co.
3.25%, 6/15/2023		525	543
3.50%, 6/15/2025		326	344
4.55%, 7/1/2030		190	200
4.25%, 3/15/2046		468	431
3.95%, 12/1/2047		1,185	1,058
PacifiCorp
4.13%, 1/15/2049		305	351
3.30%, 3/15/2051		1,122	1,145
Pennsylvania Electric Co.
3.25%, 3/15/2028(a)		125	130
3.60%, 6/1/2029(a)		110	116
PPL Capital Funding, Inc. Series A, (ICE LIBOR USD 3 Month + 2.67%), 2.86%, 3/30/2067(b)		2,425	2,303
Public Service Electric and Gas Co. 2.70%, 5/1/2050		510	480
Southern California Edison Co.
Series B, 3.65%, 3/1/2028		85	92
Series 13-A, 3.90%, 3/15/2043		8	8
Series C, 3.60%, 2/1/2045		135	132
Series C, 4.13%, 3/1/2048		335	346
3.65%, 2/1/2050		890	874
Southwestern Electric Power Co.
Series N, 1.65%, 3/15/2026		1,230	1,250
Series J, 3.90%, 4/1/2045		140	150
Tucson Electric Power Co. 4.00%, 6/15/2050		189	211
Union Electric Co. 2.95%, 3/15/2030		1,197	1,269
Virginia Electric and Power Co. 2.45%, 12/15/2050		745	654
Vistra Operations Co. LLC
3.55%, 7/15/2024(a)		465	489
3.70%, 1/30/2027(a)		675	710
4.30%, 7/15/2029(a)		1,195	1,267
Xcel Energy, Inc. 3.50%, 12/1/2049		340	351

			39,767

Energy Equipment & Services — 0.2%
Baker Hughes a GE Co. LLC 3.34%, 12/15/2027		805	883
Schlumberger Holdings Corp. 3.90%, 5/17/2028(a)		220	242

			1,125

Entertainment — 1.0%
Activision Blizzard, Inc. 2.50%, 9/15/2050		1,032	879
Netflix, Inc.
3.63%, 5/15/2027	EUR	390	545
4.88%, 4/15/2028		1,542	1,775
3.88%, 11/15/2029(e)	EUR	750	1,093
4.88%, 6/15/2030(a)		45	52
Walt Disney Co. (The)
3.50%, 5/13/2040		400	426
2.75%, 9/1/2049		670	622

			5,392

Equity Real Estate Investment Trusts (REITs) — 3.2%
American Tower Corp.
2.75%, 1/15/2027		1,565	1,646
3.13%, 1/15/2027		487	522
Boston Properties LP 2.55%, 4/1/2032		920	898
Corporate Office Properties LP 2.75%, 4/15/2031		195	192
Crown Castle International Corp.
3.65%, 9/1/2027		660	724

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
3.10%, 11/15/2029	530	554
2.90%, 4/1/2041	409	378
Equinix, Inc. 2.50%, 5/15/2031	1,060	1,056
Essex Portfolio LP 2.65%, 9/1/2050	780	659
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028(a)	50	54
Healthcare Trust of America Holdings LP
3.10%, 2/15/2030	1,614	1,684
2.00%, 3/15/2031	380	360
Healthpeak Properties, Inc. 3.00%, 1/15/2030	1,580	1,648
Life Storage LP 4.00%, 6/15/2029	725	800
Office Properties Income Trust 2.65%, 6/15/2026	834	839
Prologis LP 2.13%, 10/15/2050	850	695
Regency Centers LP
2.95%, 9/15/2029	1,550	1,600
3.70%, 6/15/2030	1,013	1,108
Scentre Group Trust 1 (Australia) 3.25%, 10/28/2025(a)	245	263
UDR, Inc. 3.00%, 8/15/2031	20	21
VICI Properties LP
4.25%, 12/1/2026(a)	150	154
4.13%, 8/15/2030(a)	100	102
WEA Finance LLC (France) 2.88%, 1/15/2027(a)	1,085	1,114
WP Carey, Inc. 2.40%, 2/1/2031	1,150	1,120

		18,191

Food & Staples Retailing — 1.0%
7-Eleven, Inc.
2.50%, 2/10/2041(a)	325	292
2.80%, 2/10/2051(a)	630	563
Albertsons Cos., Inc. 4.88%, 2/15/2030(a)	180	188
Alimentation Couche-Tard, Inc. (Canada) 3.44%, 5/13/2041(a)	450	450
Kroger Co. (The) 3.88%, 10/15/2046	1,328	1,399
Sysco Corp. 3.30%, 2/15/2050	1,721	1,674
Walmart, Inc.
3.95%, 6/28/2038	740	861
3.63%, 12/15/2047	260	293

		5,720

Food Products — 0.8%
Bimbo Bakeries USA, Inc. (Mexico) 4.00%, 5/17/2051(a)	203	209
Bunge Ltd. Finance Corp. 1.63%, 8/17/2025	1,040	1,053
Grupo Bimbo SAB de CV (Mexico) 4.00%, 9/6/2049(a)	618	635
Kraft Heinz Foods Co. 4.25%, 3/1/2031	625	695
Lamb Weston Holdings, Inc. 4.88%, 11/1/2026(a)	730	756
Post Holdings, Inc. 4.63%, 4/15/2030(a)	345	347
Smithfield Foods, Inc. 3.00%, 10/15/2030(a)	795	793

		4,488

Gas Utilities — 0.2%
Atmos Energy Corp. 3.00%, 6/15/2027	770	834
Southern California Gas Co. 4.45%, 3/15/2044	40	47

		881

Health Care Equipment & Supplies — 0.2%
Becton Dickinson and Co. 3.70%, 6/6/2027	835	930
Zimmer Biomet Holdings, Inc. 4.45%, 8/15/2045	240	274

		1,204

Health Care Providers & Services — 4.1%
Aetna, Inc.
4.13%, 11/15/2042	280	310
4.75%, 3/15/2044	380	455
3.88%, 8/15/2047	255	272
Anthem, Inc.
4.63%, 5/15/2042	50	60
4.65%, 1/15/2043	530	635
Centene Corp. 3.38%, 2/15/2030	420	424
Cigna Corp.
4.38%, 10/15/2028	1,550	1,788
3.20%, 3/15/2040	1,045	1,058
3.40%, 3/15/2050	90	90
3.40%, 3/15/2051	540	540
Cottage Health Obligated Group Series 2020, 3.30%, 11/1/2049	30	31
CVS Health Corp.
4.30%, 3/25/2028	1,046	1,199
1.75%, 8/21/2030	2,040	1,939
4.78%, 3/25/2038	480	572
2.70%, 8/21/2040	1,780	1,661
HCA, Inc.
4.50%, 2/15/2027	3,335	3,784
3.50%, 9/1/2030	1,000	1,028

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
5.50%, 6/15/2047	250	314
5.25%, 6/15/2049	229	282
Memorial Health Services 3.45%, 11/1/2049	70	74
New York and Presbyterian Hospital (The) 2.26%, 8/1/2040	950	865
Texas Health Resources Series 2019, 3.37%, 11/15/2051	35	36
UnitedHealth Group, Inc.
2.30%, 5/15/2031	1,120	1,125
3.50%, 8/15/2039	1,566	1,695
2.75%, 5/15/2040	566	554
3.05%, 5/15/2041	300	305
3.25%, 5/15/2051	430	439
Universal Health Services, Inc. 2.65%, 10/15/2030(a)	1,790	1,769

		23,304

Hotels, Restaurants & Leisure — 0.2%
International Game Technology plc 6.50%, 2/15/2025(a)	300	332
McDonald’s Corp. 3.63%, 9/1/2049	705	740
Six Flags Entertainment Corp. 4.88%, 7/31/2024(a)	200	202

		1,274

Household Durables — 1.0%
Lennar Corp.
4.50%, 4/30/2024	100	109
5.00%, 6/15/2027	955	1,107
4.75%, 11/29/2027	1,153	1,334
MDC Holdings, Inc. 2.50%, 1/15/2031	2,110	2,048
PulteGroup, Inc.
5.50%, 3/1/2026	265	310
5.00%, 1/15/2027	501	584

		5,492

Independent Power and Renewable Electricity Producers — 0.7%
AES Corp. (The) 3.30%, 7/15/2025(a)	1,248	1,331
Alexander Funding Trust 1.84%, 11/15/2023(a)	1,727	1,754
Southern Power Co.
0.90%, 1/15/2026	112	110
5.15%, 9/15/2041	45	53
Series F, 4.95%, 12/15/2046	690	792

		4,040

Industrial Conglomerates — 0.2%
General Electric Co. 4.13%, 10/9/2042	292	324
Roper Technologies, Inc. 2.95%, 9/15/2029	870	915

		1,239

Insurance — 1.1%
American International Group, Inc.
3.40%, 6/30/2030	790	852
3.88%, 1/15/2035	755	833
4.80%, 7/10/2045	315	379
Berkshire Hathaway Finance Corp.
4.20%, 8/15/2048	180	214
2.85%, 10/15/2050	800	763
Guardian Life Insurance Co. of America (The)
4.88%, 6/19/2064(a)	140	171
3.70%, 1/22/2070(a)	145	143
MetLife, Inc.
Series C, (ICE LIBOR USD 3 Month + 3.58%), 3.76%, 6/15/2021(b)(c)(d)	65	65
6.40%, 12/15/2036	200	256
4.13%, 8/13/2042	85	98
Metropolitan Life Global Funding I 2.95%, 4/9/2030(a)	390	411
Nationwide Mutual Insurance Co. 4.35%, 4/30/2050(a)	290	312
New York Life Insurance Co.
3.75%, 5/15/2050(a)	335	357
4.45%, 5/15/2069(a)	225	271
Northwestern Mutual Life Insurance Co. (The) 3.85%, 9/30/2047(a)	80	87
Prudential Financial, Inc.
3.91%, 12/7/2047	15	17
3.70%, 3/13/2051	330	355
Teachers Insurance & Annuity Association of America
4.27%, 5/15/2047(a)	130	149
(ICE LIBOR USD 3 Month + 2.66%), 4.38%, 9/15/2054(a)(b)	280	297

		6,030

Internet & Direct Marketing Retail — 0.4%
Amazon.com, Inc.
3.88%, 8/22/2037	885	1,016
2.50%, 6/3/2050	729	654
2.70%, 6/3/2060	515	459

		2,129

IT Services — 0.6%
Fidelity National Information Services, Inc. 3.10%, 3/1/2041	260	256
Fiserv, Inc. 3.50%, 7/1/2029	330	358
Global Payments, Inc.
3.20%, 8/15/2029	1,119	1,179
2.90%, 5/15/2030	560	574

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount ($000)	Value ($000)
VeriSign, Inc. 2.70%, 6/15/2031		730	731
Visa, Inc. 2.70%, 4/15/2040		310	308

			3,406

Media — 2.9%
Charter Communications Operating LLC
2.30%, 2/1/2032		625	587
6.38%, 10/23/2035		623	814
3.50%, 6/1/2041		1,185	1,130
4.80%, 3/1/2050		900	987
3.70%, 4/1/2051		250	235
3.90%, 6/1/2052		325	312
Clear Channel Worldwide Holdings, Inc. 5.13%, 8/15/2027(a)		255	257
Comcast Corp.
3.40%, 4/1/2030		1,950	2,126
3.20%, 7/15/2036		570	598
3.75%, 4/1/2040		1,030	1,130
2.45%, 8/15/2052		2,900	2,500
Cox Communications, Inc. 4.80%, 2/1/2035(a)		290	343
Discovery Communications LLC
3.95%, 3/20/2028		1,815	1,991
4.13%, 5/15/2029		310	342
5.20%, 9/20/2047		555	652
iHeartCommunications, Inc. 5.25%, 8/15/2027(a)		250	259
Time Warner Cable LLC
5.88%, 11/15/2040		570	715
4.50%, 9/15/2042		140	151
ViacomCBS, Inc.
3.38%, 2/15/2028		260	280
4.38%, 3/15/2043		30	33
4.60%, 1/15/2045		450	506
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057(b)		546	624

			16,572

Metals & Mining — 1.9%
Anglo American Capital plc (South Africa) 2.88%, 3/17/2031(a)		590	596
Arconic Corp. 6.13%, 2/15/2028(a)		300	319
Freeport-McMoRan, Inc.
4.13%, 3/1/2028		219	229
5.25%, 9/1/2029		1,035	1,150
5.40%, 11/14/2034		480	569
5.45%, 3/15/2043		700	845
Glencore Funding LLC (Australia)
4.63%, 4/29/2024(a)		730	806
1.63%, 4/27/2026(a)		1,415	1,415
4.00%, 3/27/2027(a)		1,440	1,597
Kaiser Aluminum Corp. 4.63%, 3/1/2028(a)		450	460
Teck Resources Ltd. (Canada)
5.20%, 3/1/2042		330	379
5.40%, 2/1/2043		736	876
Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030		1,517	1,604

			10,845

Multi-Utilities — 2.1%
Ameren Corp.
1.75%, 3/15/2028		585	578
3.50%, 1/15/2031		1,437	1,558
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051		490	450
CenterPoint Energy, Inc.
Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023(b)(c)(d)		1,329	1,420
2.95%, 3/1/2030		342	356
2.65%, 6/1/2031		620	623
CMS Energy Corp.
2.95%, 2/15/2027		1,076	1,139
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050(b)		506	558
NGG Finance plc (United Kingdom) (EUR Swap Annual 5 Year + 2.53%), 2.12%, 9/5/2082(b)(e)	EUR	560	687
NiSource, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023(b)(c)(d)		422	442
2.95%, 9/1/2029		880	921
San Diego Gas & Electric Co. 4.30%, 4/1/2042		85	98
Sempra Energy (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%, 10/15/2025(b)(c)(d)		522	566
Southern Co. Gas Capital Corp.
3.25%, 6/15/2026		1,590	1,725
Series 20-A, 1.75%, 1/15/2031		698	652

			11,773

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount ($000)	Value ($000)
Oil, Gas & Consumable Fuels — 7.5%
BP Capital Markets America, Inc.
4.23%, 11/6/2028		525	603
2.77%, 11/10/2050		940	841
2.94%, 6/4/2051		65	60
BP Capital Markets plc (United Kingdom)
(EUR Swap Annual 5 Year + 4.12%), 3.62%, 3/22/2029(b)(c)(d)(e)	EUR	850	1,110
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030(b)(c)(d)		818	882
Buckeye Partners LP 5.60%, 10/15/2044		25	24
Cheniere Corpus Christi Holdings LLC
5.88%, 3/31/2025		400	460
5.13%, 6/30/2027		1,425	1,653
Chevron USA, Inc.
3.25%, 10/15/2029		465	511
4.95%, 8/15/2047		230	298
2.34%, 8/12/2050		467	402
ConocoPhillips
3.75%, 10/1/2027(a)		1,691	1,901
4.30%, 8/15/2028(a)		740	850
Diamondback Energy, Inc.
2.88%, 12/1/2024		551	586
3.25%, 12/1/2026		256	276
3.50%, 12/1/2029		902	956
Enbridge, Inc. (Canada) 3.13%, 11/15/2029		690	728
Energy Transfer LP
2.90%, 5/15/2025		580	611
4.75%, 1/15/2026		65	73
4.00%, 10/1/2027		1,524	1,666
5.80%, 6/15/2038		810	966
6.05%, 6/1/2041		40	48
5.15%, 2/1/2043		80	86
5.95%, 10/1/2043		225	268
5.30%, 4/1/2044		360	397
5.00%, 5/15/2050		205	226
Enterprise Products Operating LLC
3.70%, 1/31/2051		375	376
3.20%, 2/15/2052		835	785
Equinor ASA (Norway) 2.38%, 5/22/2030		1,230	1,252
Exxon Mobil Corp.
2.61%, 10/15/2030		2,435	2,523
3.00%, 8/16/2039		1,128	1,126
Flex Intermediate Holdco LLC 3.36%, 6/30/2031(a)		710	711
Gray Oak Pipeline LLC
2.00%, 9/15/2023(a)		410	418
3.45%, 10/15/2027(a)		250	262
Hess Corp. 5.60%, 2/15/2041		495	596
Kinder Morgan Energy Partners LP 4.70%, 11/1/2042		705	794
Kinder Morgan, Inc.
5.30%, 12/1/2034		70	84
3.25%, 8/1/2050		930	854
Marathon Petroleum Corp. 4.75%, 9/15/2044		33	38
MPLX LP
4.50%, 4/15/2038		632	700
4.70%, 4/15/2048		450	502
Phillips 66 2.15%, 12/15/2030		1,101	1,063
Pioneer Natural Resources Co. 1.90%, 8/15/2030		830	781
Plains All American Pipeline LP
3.65%, 6/1/2022		660	675
4.50%, 12/15/2026		800	896
5.15%, 6/1/2042		375	400
4.30%, 1/31/2043		527	512
Sabine Pass Liquefaction LLC
5.00%, 3/15/2027		1,060	1,228
4.20%, 3/15/2028		1,990	2,219
Suncor Energy, Inc. (Canada) 3.10%, 5/15/2025		1,400	1,506
Targa Resources Partners LP 5.00%, 1/15/2028		30	31
Total Capital International SA (France)
2.99%, 6/29/2041		1,100	1,084
3.13%, 5/29/2050		165	160
TransCanada PipeLines Ltd. (Canada) 4.63%, 3/1/2034		1,353	1,573
Transcanada Trust (Canada)
Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076(b)		486	539
(SOFR + 4.42%), 5.50%, 9/15/2079(b)		77	84
Valero Energy Corp. 2.15%, 9/15/2027		670	673
Williams Cos., Inc. (The) 4.90%, 1/15/2045		362	413
WPX Energy, Inc. 4.50%, 1/15/2030		637	687

			42,027

Pharmaceuticals — 2.3%
Astrazeneca Finance LLC (United Kingdom) 2.25%, 5/28/2031		350	350
AstraZeneca plc (United Kingdom) 2.13%, 8/6/2050		1,696	1,397
Bausch Health Cos., Inc. 5.75%, 8/15/2027(a)		525	547

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Bristol-Myers Squibb Co.
2.35%, 11/13/2040	710	662
2.55%, 11/13/2050	1,865	1,696
Elanco Animal Health, Inc. 4.91%, 8/27/2021(g)	15	15
Eli Lilly & Co. 2.25%, 5/15/2050	1,155	995
Pfizer, Inc.
2.55%, 5/28/2040	540	523
2.70%, 5/28/2050	900	851
Royalty Pharma plc 1.20%, 9/2/2025(a)	1,050	1,042
Takeda Pharmaceutical Co. Ltd. (Japan)
5.00%, 11/26/2028	2,030	2,423
2.05%, 3/31/2030	740	722
3.03%, 7/9/2040	580	568
Viatris, Inc. 4.00%, 6/22/2050(a)	385	390
Zoetis, Inc. 2.00%, 5/15/2030	790	772

		12,953

Professional Services — 0.4%
IHS Markit Ltd.
4.75%, 8/1/2028	735	856
4.25%, 5/1/2029	1,247	1,420

		2,276

Road & Rail — 1.1%
Burlington Northern Santa Fe LLC
3.90%, 8/1/2046	165	186
3.05%, 2/15/2051	330	330
Canadian National Railway Co. (Canada) 2.45%, 5/1/2050	905	776
CSX Corp. 2.50%, 5/15/2051	2,060	1,792
Norfolk Southern Corp.
3.95%, 10/1/2042	155	170
3.05%, 5/15/2050	1,066	1,022
Triton Container International Ltd. (Bermuda) 1.15%, 6/7/2024(a)	245	245
Union Pacific Corp.
3.60%, 9/15/2037	1,042	1,134
4.38%, 9/10/2038	75	87
3.55%, 8/15/2039	420	452
4.30%, 6/15/2042	65	73

		6,267

Semiconductors & Semiconductor Equipment — 1.5%
Broadcom Corp.
3.88%, 1/15/2027	423	465
3.50%, 1/15/2028	1,010	1,087
Broadcom, Inc.
4.11%, 9/15/2028	615	679
4.15%, 11/15/2030	721	789
2.45%, 2/15/2031(a)	1,656	1,591
NVIDIA Corp. 3.50%, 4/1/2050	466	499
NXP BV (China)
5.35%, 3/1/2026(a)	1,260	1,471
3.25%, 5/11/2041(a)	160	160
Qorvo, Inc. 4.38%, 10/15/2029	505	550
TSMC Global Ltd. (Taiwan) 2.25%, 4/23/2031(a)	785	779
Xilinx, Inc. 2.38%, 6/1/2030	283	284

		8,354

Software — 2.0%
Microsoft Corp.
3.45%, 8/8/2036	1,138	1,268
3.70%, 8/8/2046	205	235
2.92%, 3/17/2052	347	347
2.68%, 6/1/2060	275	256
Oracle Corp.
2.80%, 4/1/2027	895	951
2.88%, 3/25/2031	1,930	1,977
3.80%, 11/15/2037	835	887
3.60%, 4/1/2040	1,855	1,889
3.60%, 4/1/2050	1,665	1,639
3.95%, 3/25/2051	590	613
SS&C Technologies, Inc. 5.50%, 9/30/2027(a)	30	32
VMware, Inc.
4.65%, 5/15/2027	111	127
3.90%, 8/21/2027	616	684
4.70%, 5/15/2030	526	611

		11,516

Specialty Retail — 0.6%
Home Depot, Inc. (The)
3.30%, 4/15/2040	1,515	1,594
2.38%, 3/15/2051	555	488
Lowe’s Cos., Inc.
3.70%, 4/15/2046	730	774
3.00%, 10/15/2050	470	442
Penske Automotive Group, Inc. 5.50%, 5/15/2026	100	103

		3,401

Technology Hardware, Storage & Peripherals — 1.2%
Apple, Inc.
2.38%, 2/8/2041	600	559
3.45%, 2/9/2045	1,625	1,738
2.65%, 2/8/2051	790	737
2.80%, 2/8/2061	680	624
Dell International LLC
6.02%, 6/15/2026(a)	937	1,117

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount ($000)	Value ($000)
4.90%, 10/1/2026(a)		1,141	1,310
5.30%, 10/1/2029(a)		771	913

			6,998

Textiles, Apparel & Luxury Goods — 0.1%
NIKE, Inc. 3.25%, 3/27/2040		605	639

Thrifts & Mortgage Finance — 1.0%
BPCE SA (France)
4.63%, 7/11/2024(a)		290	320
5.15%, 7/21/2024(a)		875	981
(SOFR + 1.52%), 1.65%, 10/6/2026(a)(b)		1,290	1,300
Nationwide Building Society (United Kingdom)
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.63%), 5.75%, 6/20/2027(b)(c)(d)(e)	GBP	860	1,361
(ICE LIBOR USD 3 Month + 1.45%), 4.30%, 3/8/2029(a)(b)		1,245	1,397

			5,359

Tobacco — 1.3%
Altria Group, Inc.
3.40%, 2/4/2041		955	876
3.88%, 9/16/2046		1,250	1,191
BAT Capital Corp. (United Kingdom)
4.70%, 4/2/2027		1,060	1,194
3.56%, 8/15/2027		2,320	2,464
BAT International Finance plc (United Kingdom) 2.25%, 9/9/2052(e)	GBP	850	864
Philip Morris International, Inc.
4.38%, 11/15/2041		515	590
3.88%, 8/21/2042		170	181
4.13%, 3/4/2043		170	187

			7,547

Trading Companies & Distributors — 0.8%
AerCap Holdings NV (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.54%), 5.87%, 10/10/2079(b)		360	373
Air Lease Corp.
3.25%, 3/1/2025		1,490	1,579
3.38%, 7/1/2025		400	429
2.88%, 1/15/2026		630	660
3.63%, 12/1/2027		95	101
3.00%, 2/1/2030		9	9
Aviation Capital Group LLC
5.50%, 12/15/2024(a)		440	496
1.95%, 1/30/2026(a)		470	467
United Rentals North America, Inc. 5.50%, 5/15/2027		150	159

			4,273

Transportation Infrastructure — 0.2%
Abertis Infraestructuras Finance BV (Spain) (EUR Swap Annual 5 Year + 3.69%), 3.25%, 11/24/2025(b)(c)(d)(e)	EUR	200	249
Autostrade per l’Italia SpA (Italy)
1.88%, 11/4/2025(e)	EUR	266	334
1.88%, 9/26/2029(e)	EUR	293	364

			947

Wireless Telecommunication Services — 1.5%
Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049		380	386
Sprint Corp. 7.63%, 2/15/2025		300	355
Telefonica Europe BV (Spain) (EUR Swap Annual 6 Year + 4.11%), 4.37%, 12/14/2024(b)(c)(d)(e)	EUR	500	659
T-Mobile USA, Inc.
3.75%, 4/15/2027		2,870	3,155
4.75%, 2/1/2028		150	160
3.88%, 4/15/2030		2,784	3,051
Vodafone Group plc (United Kingdom)
4.38%, 2/19/2043		170	190
4.25%, 9/17/2050		545	604

			8,560

TOTAL CORPORATE BONDS (Cost $512,273)			524,076

LOAN ASSIGNMENTS — 5.9%(h)
Airlines — 0.1%
JetBlue Airways Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.25%), 6.25%, 6/17/2024(b)(i)		740	756

Beverages — 0.2%
Triton Water Holdings, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 3/31/2028(b)		1,000	999

Chemicals — 0.2%
Gates Global LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.50%, 3/31/2027(b)		996	993

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Commercial Services & Supplies — 0.2%
Prime Security Services Borrower LLC, 1st Lien Term Loan B (ICE LIBOR USD 1-Month + 2.75%; ICE LIBOR USD 3-Month + 2.75%), 3.50%, 9/23/2026(b)	1,000	999

Containers & Packaging — 0.3%
Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 2 Month + 3.25%), 3.39%, 4/3/2024(b)(i)	497	485
Graham Packaging, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.75%, 8/4/2027(b)	1,150	1,149
LABL, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.09%, 7/1/2026(b)	166	166

		1,800

Diversified Consumer Services — 0.3%
Conservice LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 4.45%, 5/13/2027(b)	498	498
Spin Holdco, Inc., Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.75%, 3/4/2028(b)	600	599
St. George’s University Scholastic Services LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.35%, 7/17/2025(b)(i)	743	738

		1,835

Diversified Financial Services — 0.4%
Greeneden U.S. Holdings I LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 12/1/2027(b)	1,496	1,498
Sabre Holdings Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 12/17/2027(b)(i)	823	827

		2,325

Diversified Telecommunication Services — 0.1%
Iridium Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 11/4/2026(b)(i)	790	791

Electric Utilities — 0.3%
Astoria Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 12/10/2027(b)	645	645
Exelon Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.75%, 12/15/2027(b)(i)	997	998

		1,643

Electrical Equipment — 0.4%
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 3.25%, 8/1/2025(b)	996	989
Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.86%, 3/2/2027(b)	1,146	1,141

		2,130

Entertainment — 0.1%
WMG Acquisition Corp., 1st Lien Term Loan G (ICE LIBOR USD 1 Month + 2.13%), 2.22%, 1/20/2028(b)(i)	500	497

Health Care Equipment & Supplies — 0.1%
Avantor Funding, Inc., Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.25%, 11/8/2027(b)(i)	428	429

Health Care Providers & Services — 0.5%
PCI Pharma Services, Inc., 1st Lien Term Loan (ICE LIBOR USD 1-Month + 3.50%; ICE LIBOR USD 3-Month + 3.50%), 4.25%, 11/30/2027(b)(i)	1,000	1,002

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Pearl Intermediate Parent LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 3.50%), 4.25%, 2/14/2025(b)(i)	597	597
WIRB-Copernicus Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 5.00%, 1/8/2027(b)(i)	1,146	1,151

		2,750

Hotels, Restaurants & Leisure — 0.7%
IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/2027(b)	996	995
Scientific Games International, Inc., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%), 2.84%, 8/14/2024(b)(i)	997	987
UFC Holdings LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 3.00%), 3.75%, 4/29/2026(b)(i)	823	821
Zaxby’s Operating Co., LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.50%, 12/28/2027(b)	700	700

		3,503

Insurance — 0.1%
Asurion LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.34%, 7/31/2027(b)	475	473

Internet & Direct Marketing Retail — 0.1%
GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.84%, 10/10/2025(b)(i)	788	786

IT Services — 0.2%
Ancestry.com, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 12/6/2027(b)	970	967

Machinery — 0.1%
Alliance Laundry Systems LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 4.25%, 10/8/2027(b)	838	840

Media — 0.3%
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2-Month + 3.50%; ICE LIBOR USD 3-Month + 3.50%), 3.69%, 8/21/2026(b)	893	864
iHeartCommunications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.09%, 5/1/2026(b)	995	984

		1,848

Road & Rail — 0.1%
Genesee & Wyoming, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.00%), 2.20%, 12/30/2026(b)(i)	496	494

Software — 0.6%
Ascend Learning LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 7/12/2024(b)(i)	647	648
Cloudera, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.25%, 12/22/2027(b)	748	747
Informatica LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 3.34%, 2/25/2027(b)	647	643
Ultimate Software Group, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 5/4/2026(b)	1,096	1,098

		3,136

Specialty Retail — 0.3%
Leslie’s Poolmart, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.25%, 3/9/2028(b)(i)	1,200	1,195
Petco Health and Wellness Co., Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 3/3/2028(b)	700	700

		1,895

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments	Principal Amount ($000)	Value ($000)
Technology Hardware, Storage & Peripherals — 0.1%
KDC US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 3.84%, 12/22/2025(b)	349	346

Wireless Telecommunication Services — 0.1%
CCI Buyer, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.75%, 12/17/2027(b)	750	751

TOTAL LOAN ASSIGNMENTS (Cost $33,082)		32,986

	Shares (000)
PREFERRED STOCKS — 0.1%
Banks — 0.1%
Bank of America Corp. Series NN, 4.38%, 11/3/2025 ($25 par value)(j)	20	508

Electric Utilities — 0.0%(f)
SCE Trust VI 5.00%, 6/26/2022 ($25 par value)(j)	10	243

TOTAL PREFERRED STOCKS (Cost $734)		751

	Principal Amount ($000)
MUNICIPAL BONDS — 0.1%(k)
Colorado — 0.1%
Colorado Health Facilities Authority, Sanford Health Series 2019B, Rev., 3.80%, 11/1/2044 (Cost $327)	320	334

ASSET-BACKED SECURITIES -0.0%(f)
Air Canada Pass-Through Trust (Canada) Series 2017-1, Class AA, 3.30%, 1/15/2030(a)	61	62
British Airways Pass-Through Trust (United Kingdom) Series 2019-1, Class AA, 3.30%, 12/15/2032(a)	29	30
Delta Air Lines Pass-Through Trust Series 2019-1, Class AA, 3.20%, 4/25/2024	40	42
United Airlines Pass-Through Trust
Series 2019-1, Class AA, 4.15%, 8/25/2031	49	52
Series 2019-2, Class AA, 2.70%, 5/1/2032	29	29

TOTAL ASSET-BACKED SECURITIES (Cost $209)		215

U.S. TREASURY OBLIGATIONS — 0.0%(f)
U.S. Treasury Bonds 1.25%, 5/15/2050(Cost $5)	5	4

	Shares (000)
SHORT-TERM INVESTMENTS — 2.9%
INVESTMENT COMPANIES — 2.3%
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05%(l)(m)(Cost $13,028)	13,022	13,028

	Principal Amount ($000)
U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Bills 0.01%, 7/15/2021(n)(o)(Cost $3,332)	3,332	3,332

TOTAL SHORT-TERM INVESTMENTS (Cost $16,360)		16,360

Total Investments — 102.1% (Cost $562,990)		574,726
Liabilities in Excess of Other Assets — (2.1)%		(11,600)

Net Assets — 100.0%		563,126

Percentages indicated are based on net assets.

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Abbreviations
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of May 31, 2021.
(c)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of May 31, 2021.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of May 31, 2021.
(h)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(i)	All or a portion of this security is unsettled as of May 31, 2021. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(j)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of May 31, 2021.
(k)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of May 31, 2021.
(n)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(o)	The rate shown is the effective yield as of May 31, 2021.

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Futures contracts outstanding as of May 31, 2021 (amounts in thousands, except number of contracts):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-BTP	61	06/2021	EUR	10,960	(112)
Euro-Bund	28	06/2021	EUR	5,803	4
Canada 10 Year Bond	58	09/2021	CAD	6,920	13
Canada 5 Year Bond	118	09/2021	CAD	12,189	6
U.S. Treasury 2 Year Note	141	09/2021	USD	31,123	6
U.S. Treasury Long Bond	135	09/2021	USD	21,094	(82)
U.S. Treasury Ultra Bond	114	09/2021	USD	21,069	(58)

					(223)

Short Contracts
Euro-Bobl	(39)	06/2021	EUR	(6,409)	33
Euro-Schatz	(8)	06/2021	EUR	(1,093)	1
Long Gilt	(82)	09/2021	GBP	(14,808)	(30)
U.S. Treasury 5 Year Note	(94)	09/2021	USD	(11,639)	4
U.S. Treasury 10 Year Note	(121)	09/2021	USD	(15,953)	(14)
U.S. Treasury 10 Year Ultra Note	(564)	09/2021	USD	(81,648)	106

					100

					(123)

Abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Forward foreign currency exchange contracts outstanding as of May 31, 2021 (amounts in thousands):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
GBP	19	USD	27	Standard Chartered Bank	6/2/2021	— (a	)
USD	25	AUD	32	State Street Corp.	6/2/2021	— (a	)
CAD	101	USD	84	State Street Corp.	7/6/2021	— (a	)
USD	610	EUR	500	State Street Corp.	7/6/2021	— (a	)

Total unrealized appreciation						— (a	)

AUD	32	USD	25	Standard Chartered Bank	6/2/2021	— (a	)
CAD	62	USD	51	BNP Paribas	6/2/2021	— (a	)
USD	167	CAD	203	Standard Chartered Bank	6/2/2021	(1)
USD	14,115	EUR	11,663	State Street Corp.	6/2/2021	(108)
USD	6,881	GBP	4,947	Citibank, NA	6/2/2021	(139)
CAD	40	USD	33	TD Bank Financial Group	7/6/2021	— (a	)
EUR	79	USD	96	Merrill Lynch International	7/6/2021	— (a	)
USD	117	CAD	141	State Street Corp.	7/6/2021	— (a	)
USD	14,213	EUR	11,663	Citibank, NA	7/6/2021	(19)
USD	6,989	GBP	4,927	Barclays Bank plc	7/6/2021	(4)
USD	60	GBP	42	Standard Chartered Bank	7/6/2021	— (a	)

Total unrealized depreciation						(271)

Net unrealized depreciation						(271)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar
(a)	Amount rounds to less than one thousand.

Centrally Cleared Credit default swap contracts outstanding - buy protection(a) as of May 31, 2021 (amounts in thousands):

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%)(b)	Notional Amount(c)	Upfront Payments (Receipts) ($)(d)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.NA.IG.36-V1	1.00	Quarterly	6/20/2026	0.51	USD 92,000	(1,909)	(519)	(2,428)

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Abbreviations

CDX	Credit Default Swap Index
USD	United States Dollar

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P. Morgan Investment Management Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$215	$—	$215
Corporate Bonds	—	524,076	—	524,076
Loan Assignments	—	32,986	—	32,986
Municipal Bonds	—	334	—	334
Preferred Stocks	751	—	—	751
U.S. Treasury Obligations	—	4	—	4
Short-Term Investments
Investment Companies	13,028	—	—	13,028
U.S. Treasury Obligations	—	3,332	—	3,332

Total Short-Term Investments	13,028	3,332	—	16,360

Total Investments in Securities	$13,779	$560,947	$—	$574,726

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$— (a)	$—	$— (a)
Futures Contracts	173	—	—	173
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(271)	—	(271)
Futures Contracts	(296)	—	—	(296)
Swaps	—	(519)	—	(519)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(123)	$(790)	$—	$(913)

(a)	Amount rounds to less than one thousand.

B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below.

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

For the period ended May 31, 2021
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at May 31, 2021	Shares at May 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05%(a)(b)	$103,516	$455,635	$546,123	$(5)	$5	$13,028	13,022	$10	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of May 31, 2021.

C. Derivatives — The Fund used derivative instruments including futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes (1) — (3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used interest rate and treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.

The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions to manage credit risk within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.